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                                                                  Exhibit (1)(a)

                         REGIONS FINANCIAL CORPORATION

                                Debt Securities

                             Underwriting Agreement


                               September 8, 1994


CS FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN &
     JENRETTE SECURITIES CORPORATION
c/o CS First Boston Corporation
Park Avenue Plaza
55 East 52nd Street
New York, New York  10055

Ladies and Gentlemen:

         Regions Financial Corporation, a Delaware corporation and formerly known as First Alabama Bancshares, Inc. (the "Company"), proposes from time to time to enter into one or more Terms Agreementss (each a "Terms Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm or firms named in Schedule I to the applicable Terms Agreement (such firm or firms constituting the "Underwriters" with respect to such Terms Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Terms Agreement (such Securities, as so specified in such Terms Agreement, being herein sometimes referred to as the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in
Schedule II to such Terms Agreement (such Designated Securities to be covered by Delayed Delivery Contracts, as so specified in such Terms Agreement, being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as the "Underwriters' Securities").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Terms Agreement relating thereto and in or pursuant to the indenture dated as of December 1, 1992 (such indenture, together with any indentures supplemental thereto, being herein referred to as the "Indenture"), between the Company and Bankers Trust Company, as trustee
(the "Trustee").
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                 1.       Particular sales of Designated Securities may be made
from time to time to the Underwriters of such Securities, for whom CS First Boston Corporation, Bear, Stearns & Co. Inc., and Donaldson, Lufkin & Jenrette Securities Corporation will act as the representatives (the "Representatives"). This Underwriting Agreement (the "Agreement") shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Terms Agreement with respect to the Designated Securities specified therein. Each Terms Agreement shall state the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the principal amount of such Designated Securities to be purchased by each Underwriter, whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof), and the fee payable to the Underwriters with respect thereto and shall set forth the date, time, and manner of delivery of such Designated Securities and payment therefor. The Terms Agreement also shall specify (to the extent not set forth in the registration statement and the prospectus with respect thereto and the Indenture) the terms of such Designated Securities. A Terms Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of facsimile transmissions. Each Terms Agreement shall be deemed to be an agreement by the Company and the Underwriters to be bound by the terms of this Agreement. The obligations of the Underwriters under this Agreement and each Terms Agreement shall be several and not joint.

                 2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations adopted by the Commission thereunder (the "Securities Act Rules"), a registration statement (Nos. 33-54225 and 22-21712) on Form S-3, including a prospectus relating to the Securities, and has filed such amendments thereto and such amended prospectuses as may have been required by the Commission in order to enable the Commission to declare such registration statement effective. Such registration statement, including all exhibits, as the same may have been amended or supplemented from time to time prior to the date of any Terms Agreement, is referred to herein as the "Registration Statement." Any preliminary prospectus or preliminary prospectus supplement relating to the Securities included as part of the Registration Statement or filed pursuant to Rule 424 under the Securities Act is referred to herein as a "Preliminary Prospectus." The prospectus relating to the Securities, in the form in which it has most recently been filed, or mailed for filing, with the Commission on or prior to the date of this Agreement, is herein referred to as the "Prospectus." The Registration Statement, as amended, has been declared effective under the Securities Act by the Commission; and no stop order suspending the effectiveness of the Registration Statement


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has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission. Any reference herein to the Registration Statement, the Preliminary Prospectus, or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to the Registration Statement, the Preliminary Prospectus, or the Prospectus shall be deemed to include any documents filed after the effective date of the Registration Statement or the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference; and any reference to the phrase "Prospectus as amended or supplemented" shall be deemed to refer to the Prospectus as amended or supplemented to describe the offering of a particular series of Designated Securities in the form in which it is first filed, or mailed for filing, with the Commission pursuant to an amendment to the Registration Statement or Rule 424 under the Securities Act, including any documents incorporated by reference therein as of the date of such filing or mailing;

                 (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules"), and any further documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the Exchange Act Rules;

                 (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Securities Act, the Exchange Act, where applicable, and the Securities Act Rules and the Exchange Act Rules, as applicable, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement or amendment thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; when the Registration Statement became effective the Indenture was, and at all times thereafter the Indenture has been, and will be, duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and when the Registration Statement became effective the Indenture conformed, and at all times thereafter the Indenture has conformed, and will conform, in all material respects to the requirements of the Trust Indenture Act;

                 (d) Any contract, agreement, instrument, lease, license, document, arrangement, or understanding required to be described in, to be filed as an exhibit to, or


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to be incorporated by reference into the Registration Statement or the
Prospectus has been described in, filed as an exhibit to, or incorporated by reference into the Registration Statement or the Prospectus, as required by the Securities Act and the Securities Act Rules;

                 (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority, and has all licenses, permits, orders, and other governmental and regulatory approvals, to own, lease, and operate its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Prospectus as amended or supplemented and as presently conducted, with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole;

                 (f) Each of the Company's banking subsidiaries has been duly incorporated and is validly existing as a bank or savings bank in good standing under the laws of its jurisdiction of incorporation, is a member in good standing of the Federal Deposit Insurance Corporation, and has full power and authority under its Articles of Incorporation and Bylaws and the laws of its jurisdiction of incorporation to own, lease, and operate its properties and to conduct its businesses as described in the Prospectus as amended or supplemented and as presently conducted;

                 (g) Each of the Company's operating subsidiaries which is not a bank or savings bank has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority under its Articles of Incorporation and Bylaws and the laws of its jurisdiction of incorporation and the United States to own, lease, and operate its properties and to conduct its businesses as provided in the Prospectus as amended or supplemented and as presently conducted;

                 (h) This Agreement has been duly authorized, executed, and delivered on behalf of the Company; upon execution and delivery of each Terms Agreement by the Company, such Terms Agreement shall have been duly authorized, executed, and delivered on behalf of the Company and, when executed and delivered by the Representatives, will be a valid and legally binding agreement of the Company in accordance with its terms; on the date of each Terms Agreement with respect to the Designated Securities covered thereby, such Designated Securities shall be duly authorized and, when such Designated Securities are authenticated as contemplated by the Indenture and issued and delivered in accordance with this Agreement and the Terms Agreement applicable to such Designated Securities and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts applicable to such Contract Securities, will have been duly executed, authenticated, issued, and delivered and will constitute valid and legally binding obligations of the Company in accordance with their terms and will be entitled to the benefits provided by the Indenture, which will be substantially in the form included as an exhibit to the Registration Statement; and the Indenture has been duly authorized by the Company and, as executed and delivered by the Company and the


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Trustee, constitutes a valid and legally binding instrument of the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                 (i) In the event that any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered on behalf of the Company and duly authorized, executed and delivered on behalf of the purchaser thereunder, will constitute a valid and legally binding agreement of the Company in accordance with its terms;

                 (j) There is no consent, approval, authorization, order, registration, or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Company which is required for, and the absence of which would materially affect, the issue and sale of any Designated Securities as contemplated by this Agreement or, in the case of any Contract Securities, Delayed Delivery Contracts with respect to such Contract Securities, or the execution, delivery, or performance of the Indenture, except the registration under the Securities Act of the Securities, the qualification of the Indenture under the Trust Indenture Act, and such consents, approvals, authorizations, registrations, or qualifications as may be required under the securities or blue sky laws of any jurisdiction in connection with the public offering of the Securities by the Underwriters;

                 (k) Other than as set forth in the Prospectus, there are no legal, regulatory, governmental, or arbitration proceedings pending, or to the best knowledge of the Company, threatened against the Company or any of its subsidiaries, or in the event any property of the Company or any of its subsidiaries is the subject of such action or proceeding, which, if determined adversely to the Company, are reasonably likely to have, individually or in the aggregate, a material adverse effect upon the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole;

                 (l) The audited and unaudited financial statements (including the related notes and schedules and any pro forma financial information) included in, or incorporated by reference into, the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Rules, the Exchange Act, and the Exchange Act Rules, and said financial statements present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, changes in shareholders' equity, and cash flows for the periods specified. Such financial statements and related notes and schedules and pro forma financial information have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected consolidated financial


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data, the tables and financial and statistical data included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly the information shown therein and have been derived from, and are consistent with, the audited and unaudited consolidated financial statements included in, or incorporated by reference into, the Registration Statement and the Prospectus. The financial statements and related notes and schedules and pro forma financial information included in, or incorporated by reference into, the Registration Statement and the Prospectus conform to the requirements of Regulation S-X of the Commission applicable thereto and present fairly the information presented therein for the periods shown. The statistical information required by Commission Industry Guide 3 ("Guide 3") to be included in, or incorporated by reference into, the Registration Statement and the Prospectus presents fairly the information set forth therein, is in compliance with the Securities Act, the Securities Act Rules, and Guide 3, and is consistent with the Company's consolidated financial statements incorporated by reference into the Registration Statement and the Prospectus;

                 (m) Ernst & Young LLP, who have certified certain of the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, to the best knowledge of the Company, are independent certified public accountants as required by the Securities Act and the Securities Act Rules; and

                 (n) Since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not occurred any material adverse change in, or any development involving a prospective material adverse change in, or having a material adverse effect upon, the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole, other than as set forth or contemplated in the Registration Statement or the Prospectus as amended or supplemented.

                 3. Upon the execution of the Terms Agreement applicable to any Designated Securities and the authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented and, in connection with such offer or the sale of such Designated Securities, will use the Prospectus as amended or supplemented, together with any amendment or supplement thereto, that specifically describes such Designated Securities, in the form which has been most recently distributed to them by the Company, only as permitted or contemplated thereby, and will offer and sell such Designated Securities only as permitted by the Securities Act and the applicable securities laws or regulations of any jurisdiction. The Representatives will use their best efforts to inform the Company when they have authorized the sale of the Underwriters' Securities to the public and when they have been advised that such Underwriters' Securities have been sold by the several Underwriters within a reasonable period of time after such sales are completed.


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         The Company may specify in Schedule II to the Terms Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Terms Agreement. Delayed Delivery Contracts, if any, shall be with institutional investors of the types described in the Prospectus as amended or supplemented and subject to other conditions therein set forth. The Company will enter into a Delayed Delivery Contract in each case in which the Underwriters have arranged for such a contract and the Company has advised the Representatives of their approval of the proposed sale of Contract Securities to the purchaser thereunder; provided, however, that the minimum principal amount of Contract Securities covered by any Delayed Delivery Contract (or the aggregate amount under Delayed Delivery Contracts with related purchasers) shall be $1,000,000, and the aggregate principal amount of all Contract Securities shall not exceed the maximum aggregate principal amount specified in Schedule II to the Terms Agreement with respect to the Designated Securities specified therein, unless the Company otherwise shall agree in writing. However, if the aggregate principal amount of Contract Securities requested for delayed delivery is less than the minimum aggregate principal amount specified in such Schedule II, the Company will have the right to reject all requests. Each Underwriter to whom Contract Securities have been attributed will make reasonable efforts to assist the Company in obtaining performance by the purchaser in accordance with the terms of the Delayed Delivery Contract covering such Contract Securities, but no Underwriter will have any liability in respect of the validity or performance of any Delayed Delivery Contract.

         The Company will notify the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Terms Agreement (or such other time and date as the Representatives and the Company may agree upon in writing), such notice to be confirmed in writing prior to such Time of Delivery, of the principal amount of Contract Securities and the name of, and principal amount thereof to be purchased by, each purchaser. The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Terms Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities of which the Company has been advised in writing prior to the time of Delivery by the Representatives as having been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Terms Agreement bears to the total principal amount of the Designated Securities (rounded, as the Representatives may determine, to the nearest $1,000 principal amount) and that,


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subject to Section 8 hereof, the total principal amount of Underwriters'
Securities to be purchased by all of the Underwriters pursuant to such Terms Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Terms Agreement, less the principal amount of the Contract Securities.

                 4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Terms Agreement relating thereto shall be delivered (to the extent practicable) in definitive form or in the form of one or more global securities, as specified in such Terms Agreement by the Company to the Representatives, for the account of such Underwriter, against payment of the purchase price therefor by such Underwriter or on its behalf, by certified or bank cashier's check or checks, payable to the order of the Company, or by wire or internal bank transfer to an account specified by the Company, in the funds specified in such Terms Agreement, all at the place and time and date specified in such Terms Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities. If any Underwriters' Securities are to be delivered in definitive form, the Underwriters' Securities so delivered shall be in such authorized denominations and shall be registered in such name or names as the Representatives shall request in writing at least forty-eight (48) hours prior to the Time of Delivery. For the purpose of expediting the checking of such Securities by the Representatives, the Company agrees to make such Securities available to the Representatives not later than 9:00 a.m., New York City time, on the business day next preceding the Time of Delivery at the office of the Representatives as designated in Section II hereof. If any Underwriters' Securities are to be delivered in global form, unless otherwise provided in the applicable Terms Agreement, the Underwriters' Securities as delivered shall be deposited with, or on behalf of, The Depository Trust Company (the "Depositary") and registered in the name of the Depositary's nominee.

         Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the Representatives in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Terms Agreement relating to such Securities, or such amount may be deducted from the amounts delivered pursuant to the preceding paragraph.

                 5. The Company agrees with each of the Underwriters of any Designated Securities:

                 (a) To make no amendment or any supplement to the Registration Statement or the Prospectus as amended or supplemented after the date of the Terms Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities prior to having furnished the Representatives with a copy of the proposed form thereof and having given the Representatives a reasonable opportunity to review the same; to file promptly all reports and any definitive proxy or information


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statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of the Prospectus as amended or supplemented and for so long as the delivery of a prospectus is required by law in connection with the offering or sale of such Designated Securities and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or became effective or any supplement to the Prospectus as amended or supplemented or any amended Prospectus has been filed or mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                 (b) Promptly from time to time to take such action as the Representatives reasonably may request in order to qualify such Designated Securities for offering and sale under the securities laws of such states as the Representatives may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the date of the Terms Agreement with respect to such Designated Securities shall be paid by the Underwriters;

                 (c) To furnish the Underwriters with copies of the Registration Statement (excluding exhibits) and copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request; and if, before a period of six (6) months shall have elapsed after the date of the Terms Agreement applicable to such Designated Securities and the delivery of a prospectus shall be at the time required by law in connection with sales of any such Designated Securities, either (i) any event shall have occurred as a result of which the Prospectus as amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus as amended or supplemented or to file under the Exchange Act any document incorporated by reference into the Prospectus as amended or supplemented in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer participating in the distribution of such Designated Securities as many copies as the Representatives may from time to time reasonably request of an amendment or a


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
supplement to the Prospectus as amended or supplemented which will correct such statement or omission or effect such compliance; and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of such Designated Securities at any time six (6) months or more after the date of such Terms Agreement, upon the request of the Representatives, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Securities Act;

                 (d) To make generally available to its security holders as soon as practicable, but in any event no later than sixteen (16) months after the date of each Terms Agreement (as such date is defined in Rule 158(c) under the Securities Act) an earning statement of the Company and its consolidated subsidiaries complying with Rule 158 under the Securities Act and covering a period of at least twelve (12) consecutive months beginning after the later of (i) the effective date of the Registration Statement relating to the Designated Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement, and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Securities Act;

                 (e) During a period of five (5) years from the date of the Terms Agreement applicable to such Designated Securities, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to security holders, and to deliver to the Representatives, during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any of the Securities or any class of securities of the Company is listed, and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission);

                 (f) To pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including the cost of all qualifications of such Designated Securities under state securities laws (including reasonable fees and disbursements of counsel to the Underwriters in connection with such qualifications and with legal investment surveys), any fees of rating agencies with respect to the Securities, and the cost of printing this Agreement, each Terms Agreement and any Delayed Delivery Contracts (it being understood that, except as provided in this subsection (f) and in Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the cost of printing any Agreement among Underwriters, the fees of their counsel, transfer taxes on resale of any of such Designated Securities by them, and any advertising expenses connected with any offers that they may make); and


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
                 (g) Not to offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue without the prior written consent of the Representatives for a period beginning at the time of execution of the Terms Agreement and ending the number of days after the Time of Delivery specified under "Blackout" in the Terms Agreement.

                 6. The obligations of the Underwriters of any Designated Securities under the Terms Agreement applicable to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder therefore to be performed, in all material respects, and the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with or otherwise satisfied;

                 (b) Lange, Simpson, Robinson & Somerville, counsel to the Company, or other counsel satisfactory to the Representatives in their reasonable judgment, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form satisfactory to the Representatives in its reasonable judgment, to the effect that:

                          (i)     The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority, and has all licenses, permits, orders, and other governmental and regulatory approvals, to own, lease, and operate its properties and conduct its business in the jurisdictions in which such business is transacted as described in the Prospectus as amended or supplemented and as presently conducted, with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole;

                          (ii)    The Company has an authorized capital stock
as set forth in the Prospectus as amended or supplemented;

                          (iii)   Each of the Company's bank and savings bank
subsidiaries has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of its jurisdiction of incorporation, is a member in good standing of the Federal Deposit Insurance Corporation, and has full power and authority under its Articles of Incorporation and Bylaws and the laws of its jurisdiction of incorporation to own, lease, and operate its respective properties and to conduct its businesses as described in the Prospectus as amended or supplemented and as presently conducted;

                          (iv)    Each of the Company's operating subsidiaries
which is not a banking corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority under its Articles of Incorporation and Bylaws and the laws of its jurisdiction of incorporation and the United States to own, lease, and operate its properties and to conduct its businesses as provided in the Prospectus as amended or supplemented and as presently conducted;

                          (v)     Each of this Agreement and the Terms
Agreement applicable to the Designated Securities has been duly authorized, executed, and delivered by the Company;

                          (vi)    The Indenture has been duly authorized,
executed, and delivered by, and constitutes a valid and binding instrument of, the Company and has been duly qualified under the Trust Indenture Act;

                          (vii)   In the event that any of the Designated
Securities are to be purchased pursuant to Delayed Delivery Contracts, each Delayed Delivery Contract, which has been executed by the Company, has been duly authorized, executed, and delivered by the Company and, assuming due authorization, execution, and delivery by the purchaser thereunder, is a valid and binding agreement of the Company;

                          (viii)  The Designated Securities have been duly
authorized; the Underwriters' Securities, assuming due authentication by the Trustee, have been duly executed, authenticated, issued, and delivered and constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; and the Contract Securities, if any, when duly executed and authenticated as provided in the Indenture and issued and delivered in accordance with the Delayed Delivery Contracts, if any, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture;

                          (ix)    The issue and sale of the Designated
Securities and the compliance by the Company with all provisions of the Designated Securities, the Indenture, this Agreement, the Terms Agreement applicable to the Designated Securities, and each of the Delayed Delivery Contracts, if any, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to the Company and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge, or encumbrance (in each case material to the Company and its subsidiaries considered as a whole) upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement, or other similar agreement or instrument known to such counsel under which the Company is a debtor or a guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company;

                          (x)     The documents incorporated by reference in
the Prospectus as amended or supplemented (other than the financial statements and other accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules;

                          (xi)    The Registration Statement has become
effective under the Securities Act, and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and other accounting information contained in the Registration Statement or the Prospectus as amended or supplemented or any further amendments or supplements thereto, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Securities Act Rules; and the statements in the Prospectus as amended or supplemented in the sections thereof describing the Securities and the Designated Securities are accurate and fairly present the information required or purported to be shown;

                          (xii)   Such counsel believe that the Registration
Statement (other than the financial statements and other accounting information contained therein or omitted therefrom , as to which such counsel need express no opinion) and any amendment thereto, at the time the same became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                          (xiii)  Such counsel believe that on the date of the
Prospectus as amended or supplemented relating to the Designated Securities and at the Time of Delivery the Prospectus as amended or supplemented (other than the financial statements and other accounting information contained therein or omitted therefrom, as to which such counsel need express no opinion), together with any supplement thereto, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                          (xiv)   Such counsel do not know of any contract or
other document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not filed or incorporated by reference or described as required; and

                          (xv)    Such counsel do not know of any legal,
regulatory, governmental, or arbitration proceeding pending to which the Company is a party or of which any property of the Company is subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in their opinion, will not have a material adverse effect upon the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole.

Such opinion may be made subject to the qualification that the enforceability of the terms of the Indenture, the Delayed Delivery Contracts, if any, and the Designated Securities may be limited by bankruptcy, insolvency, reorganization, or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                 (c) Alston & Bird, counsel to the Underwriters, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form satisfactory to the Representatives in their reasonable judgment, to the effect that:

                          (i)     The Company has been duly incorporated and is
validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power under the laws of such State to own, lease, and operate its properties and conduct its business as described in the Prospectus as amended or supplemented and as presently conducted;

                          (ii)    The Indenture has been duly qualified under
the Trust Indenture Act, has been duly authorized, validly executed, and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms;

                          (iii)   The Designated Securities have been duly
authorized by the Company; the Underwriters' Securities, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered and paid for as provided in this Agreement and the applicable Terms Agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; and any Contract Securities (if executed by the Company and authenticated by the Trustee as aforesaid), when delivered and paid for as provided in the Delayed Delivery Contracts, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture;

                          (iv)    The documents incorporated by reference in
the Prospectus as amended or supplemented (other than the financial statements and other accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Exchange Act Rules;

                          (v)     The Registration Statement has become
effective under the Securities Act, is still effective, and to the best knowledge of such counsel, no proceedings for a stop order are pending or threatened;

                          (vi)    The Registration Statement and the Prospectus
as amended or supplemented and any further amendments or supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and other accounting information contained in the Registration Statement or the Prospectus as amended or supplemented or any further amendments or supplements thereto, or omitted therefrom, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Securities Act Rules;

                          (vii)   The Indenture and the Designated Securities
conform with the descriptions thereof contained in the Registration Statement and the Prospectus as amended or supplemented in all material respects; and

                          (viii)  Each of this Agreement and the Terms
Agreement with respect to the Designated Securities have been duly authorized, executed, and delivered by the Company.

Such opinion may be made subject to the qualification that the enforceability of the terms of the Indenture and the Designated Securities may be limited by bankruptcy, insolvency, reorganization, or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                 (d) (i) At the time of execution of this Agreement, Ernst & Young LLP shall have furnished to the Representatives a letter dated the latest effective date of the Registration Statement; (ii) at the time of execution of the Terms Agreement for such Designated Securities, Ernst & Young LLP shall have furnished to the Representatives a letter dated the date of such Terms Agreement; and (iii) at the Time of Delivery for such Designated Securities, Ernst & Young LLP shall have furnished to the Representatives a letter dated such Time of Delivery; in each case in form reasonably satisfactory to the Representatives to the effect set forth in Annex III hereto and, with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives reasonably may request as shall be referred to in Schedule II to the Terms Agreement applicable to such Designated Securities;

                 (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, financial position, net worth, or results of operations (on an annual basis) of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Registration Statement or the Prospectus as amended or supplemented, which in any such case makes it impracticable or inadvisable in the reasonable judgment of the Representatives to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Registration Statement or the Prospectus as amended or supplemented;

                 (f) Since the time of execution of the Terms Agreement applicable to the Designated Securities, there shall not have occurred (i) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market,
(iii) any banking moratorium declared by Federal or New York authorities, or
(iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity, or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Designated Securities; and

                 (g) The Company shall have furnished or caused to be furnished to the Representatives, at the Time of Delivery for such Designated Securities, certificates in form satisfactory to them in their reasonable judgment to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct on and as of such Time of Delivery as though made at and as of such Time of Delivery; (ii) the Company has duly performed, in all material respects, all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to such Time of Delivery; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied;

and (iv) at and as of such Time of Delivery the Registration Statement (and the Prospectus as amended or supplemented) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

                 The obligations of the Company and the Underwriters of any Designated Securities under the Terms Agreement applicable to such Designated Securities are subject to the additional condition that there shall have been furnished to the Company and such Underwriters, at the Time of Delivery for such Designated Securities, such certificates of officers as, in the reasonable judgment of the Representatives and the Company, shall be appropriate to indicate that the Indenture has been duly authorized, executed, and delivered by the Trustee.

                 7. (a) The Company will indemnify and hold harmless each Underwriter of the applicable Designated Securities against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject with respect to such Designated Securities, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, or the Prospectus as amended or supplemented, or any amendment or supplement thereto with respect to such Designated Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use therein; and provided, further, however, that the Company shall not be liable to any Underwriter of Designated Securities or any person controlling such Underwriter under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage, or liability of such Underwriter or controlling person results from the fact that such Underwriter sold such Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, if required by law, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company previously has furnished copies thereof to such Underwriter.

         The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company otherwise may have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act.

                 (b) Each Underwriter of the applicable Designated Securities will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages, or liabilities to which the Company may become subject with respect to such Designated Securities, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, or the Prospectus as amended or supplemented, or any amendment or supplement thereto with respect to such Designated Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein and will reimburse the Company for any legal fees or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

         The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters otherwise may have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) immediately above of written notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under such subsection, shall notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within thirty (30) days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in the second paragraph of Section 11 hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                 (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a) or (b) immediately above in respect of any losses, claims, damages, or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage, or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented with respect to such Designated Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, including, with respect to any such Underwriter, the extent to which such losses, claims, damages, or liabilities (or actions in respect thereof) result from the fact that such Underwriter sold such Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, if required by law, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company previously has furnished copies thereof to such Underwriter. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter otherwise has been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                 8. If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Terms Agreement applicable to such Securities, the Representatives may in their discretion arrange for themselves or for another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company, respectively, shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven (7) days in order to effect whatever changes thereby may be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus as amended or supplemented which in the opinion of counsel for the Underwriters referred to in Section 6(c) hereof and counsel for the Company referred to in
Section 6(b) hereof thereby may be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if it originally had been a party to the Terms Agreement with respect to such Designated Securities. In the event that neither the Representatives nor the Company arrange for another party or parties to purchase such Underwriters' Securities as provided in this Section, the Company shall have the right to require each nondefaulting Underwriter to purchase and pay for the Underwriters' Securities which such nondefaulting Underwriter agreed to purchase under the Terms Agreement relating to such Designated Securities and, in addition, to require each such nondefaulting Underwriter to purchase the Underwriters' Securities which the defaulting Underwriter or Underwriters shall have so failed to purchase up to an amount thereof equal to 10% of the principal amount of the Underwriters' Securities which such nondefaulting Underwriter otherwise has agreed to purchase under the Terms Agreement relating to such Designated Securities; provided, however, that if the aggregate principal amount of Underwriters'

Securities which any such defaulting Underwriter or Underwriters shall have so failed to purchase is more than one-eleventh of the aggregate principal amount of the Designated Securities, then the Terms Agreement relating to such Designated Securities will be terminated without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses referred to in Section 5(f) hereof and the indemnification provided in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 9. The respective indemnities, agreements, representations, warranties, and other statements of the Underwriters and the Company hereunder, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Designated Securities.

                 10. If any Terms Agreement shall be terminated pursuant to Section 8 hereof or due to the occurrence of any event specified in clause
(ii), (iii), or (iv) of Section 6(f), then the Company shall be under no liability to any Underwriter with respect to the Designated Securities covered by such Terms Agreement, except as provided in Section 5(f) and Section 7 hereof; but if for any other reason any Designated Securities are not delivered by the Company as provided herein, the Company will be liable to reimburse the Underwriters, through the Representatives, for all out-of-pocket expenses, including counsel fees and disbursements, as approved in writing by the Representatives, reasonably incurred by the Underwriters in making preparations for the purchase, sale, and delivery of such Designated Securities, but the Company shall then have no further liability to any Underwriter with respect to such Designated Securities, except as provided in Section 5(f) and Section 7 hereof.

                 11. In all dealings with the Company under this Agreement and each Terms Agreement, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice, or agreement on behalf of any Underwriter made or given by the Representatives.

         All statements, requests, notices, and agreements hereunder shall be in writing, or by telegram if promptly confirmed in writing, and if to the Representatives or the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to CS First Boston Corporation, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, attention of the Transactions Advisory Group, and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the Company at 417 North 20th Street, Birmingham, Alabama 35103, attention of the Vice Chairman; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by registered mail directly to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request.

                 12. This Agreement and each Terms Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Company and any person who controls any Underwriter or the Company, and their respective personal Representatives, successors, and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Terms Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                 13.      Time shall be of the essence of each Terms Agreement.

                 14. This Agreement and each Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                 15. This Agreement and each Terms Agreement may be executed by each of the parties hereto and thereto in any number of counterparts, and by each of the parties hereto and thereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement.

                                        Very truly yours,

                                        REGIONS FINANCIAL CORPORATION


                                        By: /s/ Richard D. Horsley
                                            -----------------------------
                                            Richard D. Horsley
                                            Vice Chairman and Executive
                                              Financial Officer

Accepted in New York, New York,
     as of the date hereof:

CS FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN &
   JENRETTE SECURITIES CORPORATION

   Acting on behalf of themselves and as the Representatives of the several Underwriters.

By CS FIRST BOSTON CORPORATION


By: /s/ Richard E. Thornburgh
    ---------------------------------------

                                    ANNEX I



                                Terms Agreement


CS FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN &
   JENRETTE SECURITIES CORPORATION
as Representatives of the Several Underwriters
     named in Schedule I hereto,
c/o CS First Boston Corporation
Park Avenue Plaza
55 East 52nd Street
New York, New York  10055

                               ____________, 1994


Ladies and Gentlemen:

         Regions Financial Corporation, a Delaware corporation and formerly known as First Alabama Bancshares, Inc. (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated September 8, 1994 (the "Underwriting Agreement"), between the Company and CS First Boston Corporation, Bear, Stearns & Co. Inc., and Donaldson, Lufkin & Jenrette Securities Corporation to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty set forth in Section 2 of the Underwriting Agreement relating to the Prospectus shall be deemed to have been made as of the date of the Underwriting Agreement and, with respect to the Prospectus as amended or supplemented applicable to the Designated Securities covered by this Terms Agreement, shall be deemed to have been made as of the date of this Terms Agreement and as of the date of filing the amendment to the Registration Statement to reflect the terms of the Designated Securities as set forth in the Terms Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed or, in the case of a supplement, mailed for filing, with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II attributable to such Underwriter as determined pursuant to
Section 3 of the Underwriting Agreement.

         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in the General Terms and Conditions of Underwriters' Participation in Underwritten Public Offerings of Securities Managed by CS First Boston Corporation, the form of which you have delivered to us. You represent that you are authorized on behalf of yourselves and each of the Underwriters to enter into this Terms Agreement.

                                        Very truly yours,

                                        REGIONS FINANCIAL CORPORATION



                                        By:
                                            --------------------------------
                                            Richard D. Horsley
                                            Vice Chairman and Executive
                                              Financial Officer

Accepted as of the date hereof:

CS FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN &
   JENRETTE SECURITIES CORPORATION

   Acting on behalf of themselves and as the Representatives of the several Underwriters.


By CS FIRST BOSTON CORPORATION


By:
    --------------------------------------

                         SCHEDULE I TO TERMS AGREEMENT



                                                                       Principal Amount
                                                                         of Designated
                                                                         Securities to
        Underwriters                                                     Be Purchased
        ------------                                                     ------------
CS First Boston Corporation . . . . . . . . . . . . . . .               $
                                                                         ------------
Bear, Stearns & Co. Inc.  . . . . . . . . . . . . . . . .
                                                                         ------------
Donaldson, Lufkin & Jenrette
     Securities Corporation . . . . . . . . . . . . . . .
                                                                         ============
                                Total . . . . . . . . . .               $
                                                                         ------------

                        SCHEDULE II TO TERMS AGREEMENT


Title of Designated Securities:


Principal Amount:


Interest:

         _______% per annum, from ____________, 199___, payable semiannually on
____________ and ____________, commencing ____________, 199___, to holders of record on the preceding _______ or ________, as the case may be

Maturity:


Optional Redemption:


Sinking Fund:


Listing:


Delayed Delivery Contracts:


Purchase Price:

         ____% of principal amount, plus accrued interest from ___________, 199___

Expected Reoffering Price:

         ___% of principal amount, subject to change by the Representatives

Closing:

         10:00 a.m., New York City time, on ___________, 199___, at _____, in
[New York Clearing House funds]

Settlement and Trading:

         Book-Entry Only via DTC. The Designated Securities [will] [will not] trade in DTC's Same-Day Funds Settlement System

Blackout:

         Until _____ days after the Time of Delivery

Names and Addresses of
  Representatives/Underwriters:

         CS First Boston Corporation
         55 East 52nd Street
         New York, New York 10055

         Bear, Stearns & Co. Inc.
         245 Park Avenue
         New York, New York  10167

         Donaldson, Lufkin &
             Jenrette Securities Corporation
         140 Broadway
         New York, New York  10005

                                    ANNEX II



                           Delayed Delivery Contract


                             _______________, 19___



REGIONS FINANCIAL CORPORATION
c/o _______________
___________________
___________________
Attention:


Ladies and Gentlemen:

         The undersigned hereby agrees to purchase from Regions Financial Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,
                         ($__________________) principal amount of the Company's
[Title of Designated Securities] (hereinafter called the "Designated Securities") offered by the Company's Prospectus dated ____________, 199__, as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract. [The undersigned will purchase the Designated Securities from the Company on ____________ ___, 19___ (the "Delivery Date"), and interest on the Designated Securities so purchased will accrue from ____________ ___, 19___. Each of the Designated Securities will be dated the Delivery Date thereof.] [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:


                                                      Date From Which
   Delivery Date             Principal Amount         Interest Accrues
- - ---------------------        ----------------         ----------------
              , 19             $                                  , 19
- - --------------    ---           -----------         --------------    ---
              , 19                                                , 19
- - --------------    ---           -----------         --------------    ---

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date." Each of the Designated Securities will be dated the Delivery Date thereof.]

         Payment for the Designated Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in [New York] [Clearing House] funds at the office of _______________ at 9:30 a.m., New York City time, on the Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five (5) full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Designated Securities on the Delivery Date shall be subject to the conditions that (i) the purchase of Designated Securities by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (ii) the Company, on or before ____________ ___, 19___, shall have sold to the several Underwriters, pursuant to the Terms Agreement dated ____________ ___, 19___, with the Company, an aggregate principal amount of Designated Securities equal to $_____________, minus the aggregate principal amount of Designated Securities covered by this contract and other contracts similar to this contract. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

         Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contract need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.


                                        Very truly yours,

                                        ____________________________________


                                        ____________________________________
                                                     (Signature)

                                        ____________________________________
                                                   (Name and Title)

                                        ____________________________________
                                        ____________________________________
                                        ____________________________________
                                        ____________________________________
                                                       (Address)



Accepted, __________, 199__

REGIONS FINANCIAL CORPORATION



By: __________________________________
    Richard D. Horsley
    Vice Chairman and Executive
      Financial Officer


         THREE SIGNED COPIES OF THIS CONTRACT MUST BE RECEIVED BY
_____________________________ NOT LATER THAN 5:00 P.M. ON ____________ ___,
199__, ACCOMPANIED BY A CERTIFICATE OF SECRETARY OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, AS TO THE AUTHORITY OF THE PERSON OR PERSONS SIGNING THIS CONTRACT.

                                   ANNEX III



                      Matters to be Covered by Letters of
                    Independent Certified Public Accountants


         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Securities Act Rules, and the statement in the Registration Statement in answer to Item 10 of Form S-3 is accurate insofar as it relates to them;

         (ii) In their opinion, the audited consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Company's Annual Report on Form 10-K most recently filed with the Commission and covered by their report included therein (the "audited financials") comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Rules or the Exchange Act Rules, as applicable;

         (iii) On the basis of limited procedures, not constituting an audit, which have been carried out through a specified date not more than four (4) business days prior to the date of each such letter,* including (a) a reading of the unaudited consolidated financial statements of the Company and its consolidated subsidiaries included in the Company's Quarterly Reports on Form 10-Q filed with the Commission from the beginning of the Company's fiscal year through the date of such letter (the "quarterly financials"), (b) a reading of the latest available monthly unaudited consolidated financial statements of the Company and its consolidated subsidiaries (the "monthly financials"), (c) a reading of the minutes of the meetings of the Board of Directors and stockholders of the Company since the date of the audited financials, (d) inquiries of certain officials of the Company responsible for financial and accounting matters as to transactions and events subsequent to the date of the audited financials, and (e) such other procedures and inquiries as may be described in each such letter, nothing has come to their attention which has caused them to believe that:




________________________
*In the case of letters delivered pursuant to Section 6(d)(ii) of the Underwriting Agreement, such procedures will be carried out through a specified date not more than four (4) business days prior to the effective date of the Registration Statement or not more than four (4) business days prior to the most recent report filed with the Commission containing financial statements, if the date of such report is later than such effective date.

                 (1) The quarterly financials or the monthly financials were not prepared in conformity with generally accepted accounting principles applied on a basis consistent in all material respects with those followed in the preparation of the audited financials, except as disclosed in the most recent report filed with the Commission containing financial statements or in each such letter; or

                 (2) The quarterly financials or the monthly financials reflect any adjustments other than normal recurring adjustments, except as disclosed in the most recent report filed with the Commission containing financial statements or in each such letter; or

                 (3) At the date of the monthly financials, there was any change with respect to the Company and its consolidated subsidiaries in the capital stock or any increase in long-term debt or any decreases in consolidated amounts of allowance for loan losses, total net loans, total deposits, total assets, investment securities, or stockholders' equity, as compared, in each case, with the corresponding amounts in the consolidated balance sheet of the Company and its consolidated subsidiaries as of the date of the most recent quarterly financials, except, in all instances, for changes which the most recent report filed with the Commission containing financial statements disclosed have occurred or may occur or which are described in each such letter; or

                 (4) At a recent date specified in each letter and in each case satisfactory to the Representatives in its reasonable judgment, there was any change with respect to the Company and its consolidated subsidiaries in the capital stock or any long-term debt or any decrease in stockholders' equity, as compared, in each case, with the corresponding amounts in the consolidated balance sheet of the Company and its consolidated subsidiaries as of the date of the most recent quarterly financials, except, in all instances, for changes which the most recent report filed with the Commission containing financial statements disclosed have occurred or may occur or which are described in each such letter; or

                 (5) For the period from the date of the most recent quarterly financials through the date of the monthly financials, there was any decrease, as compared with the corresponding period in the preceding year, in the consolidated amounts of net interest income, net interest income after provision for loan losses, noninterest income, or the total or per share amounts of consolidated net income, except for decreases which the most recent report filed with the Commission containing financial statements disclosed have occurred or may occur or which are described in each such letter; or

                 (6) For the period from the date of the monthly financials through the date specified in each letter, there was any decrease, as compared with the corresponding period in the preceding year in consolidated amounts of net interest income, net interest income after provision for loan losses, noninterest income, or the total or per share amounts of consolidated net income, except for decreases which the most recent report


                                     III-2
filed with the Commission containing financial statements disclosed have occurred or may occur or which are described in each such letter; and

         (iv) They have performed certain specified procedures, including comparisons with certain specified accounting records of the Company and its subsidiaries, with respect to certain items of information included in the Registration Statement, in the most recent report filed with the Commission from the beginning of the Company's fiscal year through the date of such letter,* and in the case of each letter to be delivered pursuant to Section 6(d)(iii) of the Underwriting Agreement, in the Prospectus as amended or supplemented through the date of such letter and have found such items to be in agreement with such records.





_____________________
*In the case of letters delivered pursuant to Section 6(d)(ii) of the Underwriting Agreement, such procedures will be carried out through a specified date not more than four (4) business days prior to the effective date of the Registration Statement or not more than four (4) business days prior to the most recent report filed with the Commission containing financial statements, if the date of such report is later than such effective date.


                                     III-3